UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                   Date of Event Requiring Report: May 8, 2003
                                                   -----------


                            AMERICAN OIL & GAS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                    --------
         (State or other jurisdiction of incorporation or organization)

             0-31547                            88-0451554
            --------                           ------------
      (Commission File Number)      (IRS Employer Identification Number)

                   950 Stafford Street, Casper, Wyoming 82609
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (307) 265-6669
                                 ---------------
              (Registrant's telephone number, including area code)

Item 4.     Changes in Registrant's Certifying Accountant

      On May 8, 2003, the board of directors of American Oil & Gas, Inc. (the "Company") appointed Wheeler Wasoff, P.C. as the Company's independent auditor for the fiscal year ended December 31, 2003. This appointment represents a change in the Company's auditor from Clyde Bailey, P.C. ("Bailey"). Bailey was dismissed by the board of directors of the Company on May 8, 2003. The dismissal was prompted by the fact that the Company's management has changed, as has the location of its executive offices. The decision to dismiss Bailey was approved by the Company's board of directors.

      There were no disagreements with Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the Company's two most recent fiscal years and any subsequent interim period through the date of dismissal. Bailey's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, and have not been modified as to uncertainty, audit scope or accounting principles.

      Bailey has reviewed the revised disclosures in this Form 8-K/A as required by Item 304 of Regulation S-B, and has furnished the Company with a letter addressed to the Commission stating that it agrees with the statements made by the Company herein. The letter has been attached hereto as an exhibit.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 16th day of May, 2003.

                              American Oil & Gas, Inc.


                              By: /s/ Alan Gelfand
                              ----------------------------------------
                              Alan Gelfand, Secretary

                              INDEX TO EXHIBITS
EXHIBIT   PAGE
NO.       NO.         DESCRIPTION
---       ---         -----------
16        4           Letter on Change in Certifying Accountant

                                                                  Exhibit 16


May 16, 2003



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE:   American Oil & Gas, Inc.
      Commission File No. 0-31547

Dear Securities and Exchange Commission:

I was previously the principal accountant for American Oil & Gas, Inc. ("American") and I reported on the financial statements of American as of and for the year ended December 31, 2002. On May 8, 2003, I was dismissed as American's principal accountant. I have read American's disclosures under Item 4 of its Form 8-K filed May13, 2003, and its revised disclosures under Item 4 of its Form 8-K/A dated May 16, 2003, and I agree with such statements made by American.

Sincerely,


/s/ Clyde Bailey
Clyde Bailey, P.C.